                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event)  December 12, 2003 (December 12, 2003)
                                       -----------------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

15301 W. 109th Street, Lenexa, Kansas                           66219
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (913) 647-0158
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are furnished herewith:

      99.1        Press Release dated December 12, 2003

Item 12.        Results of Operations and Financial Condition.

     On December 12, 2003 Elecsys Corporation announced its financial results for the second quarter. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  December 12, 2003
                                          ELECSYS CORPORATION

                                          By:  /s/ Todd A. Daniels
                                              --------------------------------
                                             Todd A. Daniels
                                             Chief Financial Officer (Principal
                                             Financial Officer and Principal
                                             Accounting Officer)